UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 14, 2009
NEENAH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-52681 (Commission File Number)	25-1618281 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	333-28751 (Commission File Number)	39-1580331 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 14, 2009, Neenah Enterprises, Inc. (“NEI”) entered into a consulting and release agreement with John Andrews, Corporate Vice President of Manufacturing of NEI, regarding the principal terms of Mr. Andrews’ retirement, his agreement to stay on in his current capacity as a full-time employee until April 30, 2010 to facilitate an orderly transition of his responsibilities, and an arrangement pursuant to which Mr. Andrews will provide consulting services to NEI following his retirement. The consulting and release agreement provides for a twelve-month consulting period following his retirement, during which Mr. Andrews will be paid a base consulting fee, subject to adjustment, of $11,126 per month for his services. The consulting and release agreement also contains provisions prohibiting Mr. Andrews from performing comparable services for a competitor of NEI during the term of the agreement and for a period of one year following the termination of the agreement. Mr. Andrews is 64 and has been employed by NEI for over twenty years.
     The foregoing description of the consulting and release agreement between NEI and Mr. Andrews is not complete and is qualified in its entirety by reference to the consulting and release agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

10.1	Consulting and Release Agreement, dated September 14, 2009, between Neenah Enterprises, Inc. and John Andrews

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NEENAH ENTERPRISES, INC.
Date: September 15, 2009	/s/ Robert E. Ostendorf, Jr.
	Name:	Robert E. Ostendorf, Jr.
	Title:	President and Chief Executive Officer

NEENAH FOUNDRY COMPANY
Date: September 15, 2009	/s/ Robert E. Ostendorf, Jr.
	Name:	Robert E. Ostendorf, Jr.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Consulting and Release Agreement, dated September 14, 2009, between Neenah Enterprises, Inc. and John Andrews

4